UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 AMENDMENT NO. 1 TO
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2017

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.       Financial Statements and Exhibits.

 On February 21, 2017, Merit Medical Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) in which it (a) furnished, under Item 2.02, a press release announcing the Company’s operating and financial results for the quarter and year ended December 31, 2016 (the “Release”), and (b) furnished, under Item 7.01, a presentation discussing the Company's operating and financial results for the quarter and year ended December 31, 2016 (the “Presentation”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) in order to furnish the Press Release and the Presentation with corrected entries in two line items of the table providing a reconciliation of GAAP and non-GAAP net income for the year ended December 31, 2016. The corrections do not affect the GAAP or non-GAAP numbers highlighted in the text of the Release or the Presentation.

The updated Exhibits furnished in Item 9.01 herewith supersede in their entirety the Exhibits furnished in Item 9.01 with the Initial Report. The information in this Amendment (including the exhibits furnished herewith) is furnished, pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

(d)            Exhibits

99.1 Press Release, dated February 21, 2017, entitled "Merit Medical Reports Results for Fourth Quarter and Year Ended December 31, 2016," including unaudited financial information.
99.2 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: February 24, 2017	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated February 21, 2017, entitled "Merit Medical Reports Results for Fourth Quarter and Year Ended December 31, 2016," including unaudited financial information
99.2	Conference Call Presentation.

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